BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Impact Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 10, 2018

to the Statement of Additional Information of each Fund (each, an “SAI”)

Effective November 8, 2018 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Investor C, C1, C2 and C3 Shares. Beginning on the Effective Date, Investor C, C1, C2 and C3 Shares of each Fund, as applicable, will automatically convert to Investor A Shares of the same Fund approximately ten years after the date of purchase. Certain funds (each, a “Predecessor Fund”) will be reorganized into corresponding Funds pursuant to reorganizations which are expected to occur on or about September 17, 2018. The holding period includes the period Investor C Shares were held in the corresponding Predecessor Fund. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C, C1, C2 and C3 Shares, as applicable, held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, Part II of each SAI is amended as follows:

The following is added after the fifth paragraph of the section entitled “Purchase of Shares—Deferred Sales Charge Alternative—Investor C Shares”:

Effective November 8, 2018, each Fund adopted an automatic conversion feature for Investor C, C1, C2 and C3 Shares. Investor C, C1, C2 and C3 Shares will be converted into Investor A Shares, as set forth in each Fund’s prospectus, of a Fund after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

The following subsection of “Purchase of Shares” entitled “Conversion of Investor C Shares to Investor A Shares” is added immediately following the section entitled “Purchase of Shares—Deferred Sales Charge Alternative—Investor C Shares”:

Conversion of Investor C Shares to Investor A Shares

Effective November 8, 2018 (the “Effective Date”), approximately ten years after purchase, Investor C, C1, C2 and C3 Shares, as applicable, of each Fund will convert automatically into Investor A Shares of that Fund (the “Investor C Conversion”). Certain funds (the “Predecessor Funds”) were reorganized into new Funds (the “Successor Funds”) pursuant to reorganizations which occurred in September 2018. The holding period for Investor C Shares of Successor Funds includes the period such shares were held in the respective Predecessor Fund. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date. If, as of November 8, 2028 (ten years after the Effective Date), a Financial Intermediary has not implemented systems or procedures to track holding periods commencing from the Effective Date, shareholders holding Investor C, C1, C2 or C3 Shares, as applicable, through such Financial Intermediary will no longer be eligible to hold Investor C, C1, C2 or C3 Shares, as applicable, and any such shares will convert to Investor A Shares on such date.

The Investor C Conversion will occur at least once each month (on the “Investor C Conversion Date”) on the basis of the relative net asset value of the shares of the two applicable classes on the Investor C Conversion Date, without the imposition of any sales load, fee or other charge. The Investor C Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares acquired through reinvestment of dividends on Investor C Shares will also convert automatically to Investor A Shares, as set forth in each Fund’s prospectus. The Investor C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

The following is added after the tenth paragraph of the section entitled “Dividends and Taxes—Taxes”:

No gain or loss will be recognized by Investor C, C1, C2 or C3 shareholders on the conversion to Investor A Shares. A shareholder’s tax basis in the Investor A Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor C, C1, C2 or C3 Shares, as applicable, and the holding period of the acquired Investor A Shares will include the holding period for the converted Investor C, C1, C2 or C3 Shares, as applicable.

Shareholders should retain this Supplement for future reference.

SAI-BRIV-C-0818SUP

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